                                                                     EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(B)(2) [ ]

                            ------------------------

                                 CITIBANK, N.A.
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                                     13-5266470
                                                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

399 PARK AVENUE, NEW YORK, NEW YORK                  10043
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)              (ZIP CODE)

MANUEL MORERA - RESIDENT VICE PRESIDENT              (787) 766-2043
CITIBANK N.A.
ONE CITIBANK DRIVE 2 SOUTH
RIO PIEDRAS, PUERTO RICO 00926
(NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            -----------------------

                          DORAL FINANCIAL CORPORATION
                             DORAL PROPERTIES, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

COMMONWEALTH OF PUERTO RICO                          66-0312162 - DORAL FINANCIAL CORPORATION
(STATE OR OTHER JURISDICTION OF                      66-0572283 - DORAL PROPERTIES, INC.
INCORPORATION OR ORGANIZATION)                       (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

1159 F. D. ROOSEVELT AVENUE
PUERTO NUEVO, PUERTO RICO                            00920
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                           -------------------------

UNDIVIDED INTERESTS IN LOAN TO DORAL PROPERTIES, INC. MADE PURSUANT TO LOAN AND GUARANTY AGREEMENT AMONG PUERTO RICO INDUSTRIAL, TOURIST, EDUCATIONAL, MEDICAL AND ENVIRONMENTAL CONTROL FACILITIES FINANCING AUTHORITY, AND DORAL PROPERTIES,
  INC. AND DORAL FINANCIAL CORPORATION, AND UNDIVIDED INTERESTS IN GUARANTY OF DORAL FINANCIAL CORPORATION PURSUANT TO THE ABOVE-MENTIONED LOAN AND GUARANTY
  AGREEMENT RELATING TO PUERTO RICO INDUSTRIAL, TOURIST, EDUCATIONAL, MEDICAL
        AND ENVIRONMENTAL CONTROL FACILITIES FINANCING AUTHORITY (AFICA)
                    INDUSTRIAL REVENUE BONDS, 1999 SERIES A
                        (DORAL FINANCIAL CENTER PROJECT)
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.           GENERAL INFORMATION.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  NAME                                        ADDRESS
                  COMPTROLLER OF THE CURRENCY                 WASHINGTON, D.C.

                  FEDERAL RESERVE BANK OF NEW YORK            NEW YORK, NY
                  33 LIBERTY STREET
                  NEW YORK, NY

                  FEDERAL DEPOSIT INSURANCE CORPORATION       WASHINGTON, D.C.

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  YES.

ITEM 2.           AFFILIATIONS WITH OBLIGOR.

                  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  NONE.

ITEMS 3 THROUGH 15.

                  THE OBLIGORS ARE NOT CURRENTLY IN DEFAULT UNDER ANY OF THEIR OUTSTANDING SECURITIES FOR WHICH CITIBANK, N.A. IS THE TRUSTEE. ACCORDINGLY, RESPONSES TO ITEMS 3 THROUGH 15 OF FORM T-1 ARE NOT REQUIRED UNDER GENERAL INSTRUCTION B.

ITEM 16.          LIST OF EXHIBITS.

                  LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

                  EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.

                  EXHIBIT 1 - COPY OF ARTICLES OF ASSOCIATION OF THE TRUSTEE, AS NOW IN EFFECT. (EXHIBIT 1 TO T-1 TO REGISTRATION STATEMENT NO. 2-79983)

                  EXHIBIT 2 - COPY OF CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS. (EXHIBIT 2 TO T-1 TO REGISTRATION STATEMENT NO. 2-29577).

                  EXHIBIT 3 - COPY OF AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS. (EXHIBIT 3 TO T-1 TO REGISTRATION STATEMENT NO. 2-55519)

                  EXHIBIT 4 - COPY OF EXISTING BY-LAWS OF THE TRUSTEE. (EXHIBIT 4 TO T-1 TO REGISTRATION STATEMENT NO. 33-34988)

                  EXHIBIT 5 - NOT APPLICABLE.

                  EXHIBIT 6 - THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE TRUST INDENTURE ACT OF 1939. (EXHIBIT 6 TO T-1 TO REGISTRATION STATEMENT NO. 33-19227.)

                  EXHIBIT 7 - COPY OF THE LATEST REPORT OF CONDITION OF CITIBANK, N.A. (AS OF JUNE 30, 1999 - ATTACHED)

                  EXHIBIT 8 -  NOT APPLICABLE.

                  EXHIBIT 9 -  NOT APPLICABLE.



                              ------------------


                                   SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, CITIBANK, N.A., A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN SAN JUAN, PUERTO RICO, ON THE 7TH DAY OF OCTOBER, 1999.



                                 CITIBANK, N.A.

                                 BY  \S\ KARL FROMM
                                     ------------------
                                     VICE PRESIDENT

Charter No. 1461
Comptroller of the Currency
Northeastern District
REPORT OF CONDITION
CONSOLIDATING
DOMESTIC AND FOREIGN
SUBSIDIARIES OF
Citibank, N.A.
of New York in the State of New York, at the close of business on June 30, 1999, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

Perpetual preferred stock and related surplus ..........................................................                          0
Common stock ...........................................................................................              $     751,000
Surplus ................................................................................................                  9,609,000
Undivided profits and capital reserves .................................................................                 11,201,000
Net unrealized holding gains (losses) on available-for-sale securities .................................                     27,000
Accumulated net gains (losses) on cash flow hedges .....................................................                          0
Cumulative foreign currency translation adjustments ....................................................                   (699,000)
TOTAL EQUITY CAPITAL ...................................................................................              $  20,889,000
TOTAL LIABILITIES AND
EQUITY CAPITAL .........................................................................................              $ 309,515,000
ASSETS
Thousands
of dollars
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin .....................................................              $   9,506,000
Interest-bearing balances ..............................................................................                 12,615,000
Held-to-maturity securities ............................................................................                          0
Available-for-sale securities ..........................................................................                 36,981,000
Federal funds sold and securities purchased under agreements to resell .................................                  7,560,000
Loans and lease financing receivables:
Loans and Leases, net of unearned income ...............................................................              $ 197,415,000
LESS: Allowance for loan and lease losses 4,704,000
Loans and leases, net of unearned income, allowance, and reserve .......................................              $ 192,711,000
Trading assets .........................................................................................                 27,650,000
Premises and fixed assets (including capitalized leases) ...............................................                  3,924,000
Other real estate owned ................................................................................                    366,000
Investments in unconsolidated subsidiaries and
associated companies ...................................................................................                  1,123,000
Customers' liability to this bank on acceptances outstanding ...........................................                  1,228,000
Intangible assets ......................................................................................                  4,017,000
Other assets ...........................................................................................                 11,834,000
TOTAL ASSETS ...........................................................................................              $ 309,515,000
LIABILITIES
Deposits: In domestic offices ..........................................................................              $  41,555,000
Noninterest bearing ....................................................................................              $  13,930,000
Interest bearing .......................................................................................                 27,625,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs ..........................................                179,468,000


Noninterest bearing ....................................................................................                 13,309,000
Interest bearing .......................................................................................                166,159,000
Federal funds purchased and
securities sold under agreements to repurchase .........................................................                  7,516,000
Trading liabilities ....................................................................................                 24,124,000
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
With a remaining maturity of one year or less ..........................................................                 11,128,000
With a remaining maturity of more than one year through three years ....................................                  1,454,000
With a remaining maturity of more than three years .....................................................                  2,512,000
Bank's liability on acceptances executed and outstanding ...............................................                  1,283,000
Subordinated notes and debentures ......................................................................                  6,600,000
Other liabilities ......................................................................................                 12,986,000
TOTAL LIABILITIES ......................................................................................              $ 288,626,000
EQUITY CAPITAL

I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
ROGER W. TRUPIN CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
PAUL J. COLLINS
JOHN S. REED
WILLIAM R. RHODES